UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2015
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AZURE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36018 (Commission File Number)	46-2627595 (IRS Employer Identification No.)

12377 Merit Drive, Suite 300
Dallas, Texas 75251
(Address of principal executive office) (Zip Code)
(972) 674-5200
(Registrants’ telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 19, 2015, Marlin Midstream GP, LLC (the “General Partner”) changed its name from Marlin Midstream GP, LLC to Azure Midstream Partners GP, LLC (the “General Partner Name Change”). The General Partner filed a Certificate of Amendment to its Certificate of Formation (the “GP Certificate Amendment”) with the Secretary of State of the State of Delaware, and Azure Midstream Energy LLC, as the sole member of the General Partner, executed the first amendment to the First Amended and Restated Limited Liability Company Agreement of the General Partner (the “GP LLC Agreement Amendment”) to effect the General Partner Name Change. The GP Certificate Amendment and the GP LLC Agreement Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively.

Additionally, effective May 19, 2015, Marlin Midstream Partners, LP (the “Partnership”) changed its name from Marlin Midstream Partners, LP to Azure Midstream Partners, LP (the “Partnership Name Change” and, together with the General Partner Name Change, the “Name Changes”). The Partnership filed a Certificate of Amendment to its Certificate of Limited Partnership (the “Partnership Certificate Amendment”) with the Secretary of State of the State of Delaware to effect the Partnership Name Change. The General Partner also amended the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended to date, the “Partnership Agreement Amendment”) to reflect the Name Changes. The Partnership Certificate Amendment and Partnership Agreement Amendment are attached hereto as Exhibits 3.3 and 3.4, respectively.

The foregoing descriptions of the GP Certificate Amendment, the GP LLC Agreement Amendment, the Partnership Certificate Amendment and the Partnership Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the GP Certificate Amendment, the GP LLC Agreement Amendment, the Partnership Certificate Amendment and the Partnership Agreement Amendment, copies of which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report.

Item 8.01 Other Events

On May 20, 2015, the Partnership issued a press release announcing the Name Changes and that it had submitted written notice to NASDAQ Global Market ("NASDAQ") to voluntarily delist its common units and has applied to list its common units on the New York Stock Exchange ("NYSE"). The delisting from the NASDAQ is expected to become effective following the close of business on May 28, 2015, and the Partnership's common units are expected to commence trading on the NYSE at market open on May 29, 2015 under the ticker "AZUR." Until the transfer is complete, the Partnership's common units will continue to trade on NASDAQ under the ticker "FISH."

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Formation of Marlin Midstream GP, LLC, effective as of May 19, 2015.
3.2	First Amendment to First Amended and Restated Limited Liability Company Agreement of Marlin Midstream GP, LLC, effective as of May 19, 2015.
3.3	Certificate of Amendment to the Certificate of Limited Partnership of Marlin Midstream Partners, LP, effective as of May 19, 2015.
3.4	First Amendment to Second Amended and Restated Agreement of Limited Partnership of Marlin Midstream Partners, LP, effective as of May 19, 2015.
99.1	Press release of Marlin Midstream Partners, LP dated May 20, 2015.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AZURE MIDSTREAM PARTNERS, LP By: Azure Midstream Partners GP, LLC, its general partner

Dated May 21, 2015	By: /s/ Eric T. Kalamaras
Name: Eric T. Kalamaras Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Formation of Marlin Midstream GP, LLC, effective as of May 19, 2015.
3.2	First Amendment to First Amended and Restated Limited Liability Company Agreement of Marlin Midstream GP, LLC, effective as of May 19, 2015.
3.3	Certificate of Amendment to the Certificate of Limited Partnership of Marlin Midstream Partners, LP, effective as of May 19, 2015.
3.4	First Amendment to Second Amended and Restated Agreement of Limited Partnership of Marlin Midstream Partners, LP, effective as of May 19, 2015.
99.1	Press release of Marlin Midstream Partners, LP dated May 20, 2015.